UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

Shire plc
_____________________________________________________________________________
(Exact name of registrant as specified in its charter)

England and Wales
_____________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630 98-0484822
(Commission File Number) (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
_____________________________________________________________________________
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 44 1256 894 000

_____________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2007, Shire plc issued a press release announcing its financial results for the three months to March 31, 2007. A copy of the press release is attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.01 Press Release of Shire plc dated April 25, 2007, reporting Shire’s financial results for the three months to March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2007
SHIRE PLC

By:	/s/ Angus Russell

	Name:	ANGUS RUSSELL
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press release of Shire plc dated April 25, 2007